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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 23, 1998




                               TRITEAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             0-28660                               33-0548924
       (Commission File No.)            (IRS Employer Identification No.)

                            2011 PALOMAR AIRPORT ROAD
                            SAN DIEGO, CA 92009-1431
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (760) 827-5000



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ITEM 5.  OTHER EVENTS.

     On January 23, 1998, TriTeal Corporation (the "Company") issued a press release concerning the discovery of errors in the recording of revenue in its fiscal year ended March 31, 1997. Further detail regarding the restatement is provided in the Company's press release relating to this event, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS.

          99.1  Press Release of TriTeal Corporation dated January 23, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRITEAL CORPORATION



Dated: January 26, 1998                 By: /S/ JEFFREY D. WITOUS
                                           --------------------------------
                                           Jeffrey D. Witous
                                           Chief Executive Officer



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                                INDEX TO EXHIBITS

                                                                        PAGE NO.

     99.1  Press Release of TriTeal Corporation dated January 23, 1998.    5



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